Discontinued Operations	12 Months Ended
Mar. 31, 2013
Discontinued Operations

NOTE 20: — DISCONTINUED OPERATIONS

a.	During 2010, the Company’s management decided to sell its Irish facility. The results of operations of the Irish facility have been classified as discontinued operations in the Consolidated Statements of Operations.

b.	The following is the detail of discontinued operations:

	Year ended March 31,	Three months ended March 31,	Year ended December 31,
	2013	2012	2011	2010
Sales, net	$—	$(9)	$(54)	$(931)
Cost of sales	1,170	72	1,070	5,895

Gross loss	1,170	63	1,016	4,964
Operating expenses:
Research and development, net	10	—	88	267
Selling, marketing, general and administrative	216	34	295	921

Operating loss	1,396	97	1,399	6,152
Financial expenses (income), net	213	(103)	(144)	(3,139)
Other income, net	(415)	(60)	(38)	(44)

Loss (income) before income taxes	1,194	(66)	1,217	2,969
Tax expense	—	—	—	—

Net loss (income) from discontinued operations	$1,194	$(66)	$1,217	$2,969